UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:
811-02328

Boulder Growth & Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:
(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2016 - May 31, 2017

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER

GROWTH & INCOME FUND, INC.

SEMI-ANNUAL REPORT

May 31, 2017 | NYSE: BIF

Distribution Policy
May 31, 2017

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long‐term capital gains and short‐term capital gains and return capital to stockholders in order to maintain a level distribution. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Letter from the Advisers	2
Financial Data	6
Portfolio of Investments	7
Statement of Assets & Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Additional Information	34
Summary of Dividend Reinvestment Plan	36

Semi-Annual Report | May 31, 2017	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2017 (Unaudited)

Dear Stockholders:

The Boulder Growth & Income Fund, Inc. (the “Fund”) got off to a strong start to its fiscal year on an absolute basis as it generated a return of 7.1% on net assets over the six‐month period ending May 31, 2017 (the “period”). On a relative basis, however, the Fund’s return on net assets for the period trailed the 10.8% return generated by the S&P 500 Index, the 11.2% return generated by the Dow Jones Industrial Average (DJIA), the 17.2% return generated by the NASDAQ Composite and the 7.6% return generated by the Morningstar Large Value Fund Category benchmark. Despite this, the Fund continues to maintain its outperformance relative to the S&P 500 Index and the Dow Jones Industrial Average on an annualized net assets basis since we became the investment advisers to the Fund in January of 2002. Furthermore, the Fund continues to outperform the Morningstar Large Value Fund Category benchmark on an annualized net assets basis over the three‐, five‐ and ten‐year periods as illustrated in the table below.

On a market price basis, the Fund had an even better performance as it generated a return of 11.4% for the period, which, once again, outpaced its return performance on net assets. The Fund’s strong market price performance was driven in part by a further reduction in the discount of the Fund’s share price relative to its net asset value (the “discount”). As long‐time readers of these letters are aware, the Fund’s board of directors and Advisers have worked hard over the past few years to implement a myriad of actions to seek to improve the Fund and address its discount. We believe these actions have helped contribute to the continued narrowing of the Fund’s discount. While we are pleased to see further progress being made in relation to the discount, we continue to be frustrated that it remains elevated relative to other equity focused closed‐end funds. We believe such a discount is unreasonable and undeserved for reasons discussed in prior stockholder letters. Despite our frustration, we remain undaunted in our commitment to seek to identify additional ways to drive a long‐term and sustainable reduction in the Fund’s discount.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	‐0.1%	7.1%	16.9%	6.9%	14.2%	7.4%	8.1%
BIF (Market)	1.4%	11.4%	21.9%	8.5%	15.5%	4.0%	6.6%
S&P 500 Index	2.6%	10.8%	17.5%	10.1%	15.4%	6.9%	7.2%
DJIA	1.6%	11.2%	21.2%	10.6%	13.9%	7.2%	7.7%
NASDAQ Composite	6.8%	17.2%	26.9%	14.9%	18.6%	10.3%	9.1%
Morningstar Large Value Fund Category† (NAV)	0.7%	7.6%	14.9%	5.4%	13.3%	6.1%	N/A

*	Annualized.
**
Annualized since January 2002, when the advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†
The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2017 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends and distributions and expense or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Taking a deeper look at the numbers, the Fund’s positive absolute performance for the period was aided by some of the Fund’s larger positions. Chief among these was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (“Berkshire Hathaway”), which was the largest contributor to the Fund’s overall performance due to its large position size of approximately 28.9% of total assets at period end and its total return over the period of approximately 4.9%. While the Berkshire Hathaway position generated a solid absolute return during the period, its return performance lagged the Fund’s benchmarks, which contributed to the Fund’s overall relative underperformance during the period.

Additional contributors to the Fund’s absolute performance for the period were its positions in Yum China Holdings, Inc., Cohen & Steers Infrastructure Fund, Inc., Yum! Brands, Inc., and the combined position in Heineken NV and Heineken Holdings NV. Due to their strong return performances for the period, these positions had a positive impact on the Fund’s relative performance. On the other side of the spectrum, the primary detractors to the Fund’s absolute and relative performance during the period were the Fund’s positions in Chevron Corp., Freeport‐ McMoRan, Inc., Wells Fargo & Co., International Business Machines Corp and Mattel, Inc (“Mattel”). In relation to the Mattel position, we decided to sell out of it during the period due to increasing concerns related to its recent operational performance and the sustainability of its dividend.

In regard to the Fund’s position in Berkshire Hathaway, I believe it worthwhile to regularly address some potential concerns specific to it. The first is the idea that the Fund may be susceptible to risks associated with a significant holding in a single business. We take this concern seriously, but also believe that the risks are partially mitigated by the underlying diversity of the businesses that comprise Berkshire Hathaway. The second concern is related to the potential impact on Berkshire Hathaway’s stock when Mr. Buffett eventually relinquishes his role at the company. Our obvious hope is that he discovers the secret to immortality, but we realize that is probably a long‐shot. As a result, we must give thought to his eventual absence.

When that day comes, I believe it is reasonable to assume Berkshire Hathaway’s stock will initially decline. Assuming Berkshire Hathaway is still a large part of the Fund’s portfolio at that time, such a decline would obviously have a negative impact on the Fund’s overall performance. Whether that initial decline proves lasting will depend on the stock’s price versus value at the time of his departure. As we stand today, we believe Berkshire Hathaway’s current stock price fairly reflects the value of its underlying businesses and investments and does not include a premium for Mr. Buffett and his prodigious investment skill. Therefore, if his departure were announced today, we believe that any initial price decline for the stock would not prove lasting as we would expect its price would eventually rise to fairly reflect the company’s underlying businesses and investments. While we would consider this a rational conclusion for how the market would react, the market has a penchant for being irrational and our above analysis may, of course, prove incorrect.

Semi-Annual Report | May 31, 2017	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2017 (Unaudited)

As we look ahead, we are troubled by the current market environment. In a world that we believe is facing increased uncertainty, the market continues to rise unabated to new highs. Complacency appears to have taken root and the assumptions underlying current valuations reflect what we feel is an almost blind optimism. While the persistence of low interest rates may prevent this market from being considered a bubble, we do believe it is a market that lacks a margin of safety.

Our investment philosophy is to invest in good businesses at attractive valuations for the long‐run. In a market such as this, the problem we face is not in identifying good businesses that should perform well on an operating basis over the long‐term, but in finding them at an attractive valuation that provides an adequate margin of safety. In the absence of appealing investment opportunities, we have become more cautious in our approach. This is evidenced by the increase in the Fund’s cash equivalents position over the period. If current trends persist and we are unable to identify attractive investment opportunities, the Fund could see a further increase in its cash equivalents position through the reduction or exit of current investment positions or through the opportunistic use of covered calls.

If the Fund were to increase its position in cash equivalents, it may run the risk of relative underperformance if the market continues to move higher. We view this as an acceptable risk because we are comfortable foregoing speculative returns in the short‐term in favor of achieving investment returns over the long‐term. It is our belief that superior long‐term performance is not made during the heights of a Bull market, but in the depths of a Bear market. At the end of the day, valuation matters. It may be a while before we see a market correction, but it will inevitably occur. When it does, we intend to have the liquidity available to take advantage of it. We have a long list of businesses in which we would love to invest, all we need is for the market to provide an attractive entry point.

Whatever the future holds, Stewart, Joel and I will be right alongside you as fellow stockholders. As always, I look forward to writing you again soon and I would like to wish you a wonderful and relaxing summer.

Sincerely,

Brendon Fischer, CFA
Portfolio Manager
June 22, 2017

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

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Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2017 (Unaudited)

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long‐term stockholders of a closed‐end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long‐term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund's investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is currently dependent on Warren Buffett for major investment decisions and all major capital allocation decisions. If Mr. Buffett were no longer able to fulfill his responsibilities to Berkshire Hathaway, Inc., the effect on the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially negative.

Semi-Annual Report | May 31, 2017	5

Boulder Growth & Income Fund, Inc.	Financial Data

May 31, 2017 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
11/30/16	$10.87	$8.65	$0.034
12/31/16	11.02	8.94	0.034
1/31/17	11.09	9.02	0.034
2/28/17	11.52	9.40	0.034
3/31/17	11.31	9.30	0.034
4/30/17	11.37	9.46	0.034
5/31/17	11.39	9.43	0.034

*	Please refer to page 35 for classifications of dividends for the six months ended May 31, 2017.

INVESTMENTS AS A % OF TOTAL NET ASSETS
AVAILABLE TO COMMON STOCKHOLDERS

*	Less than 0.005% of Total Net Assest available to common stockholders.

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2017 (Unaudited)

Description	Shares	Value (Note 2)

LONG TERM INVESTMENTS 100.30%
DOMESTIC COMMON STOCK 93.13%
Banks 6.07%
Community Bank(1)	28,000	$4,431,560
MidCountry Financial Corp.*(1)(2)	310,300	3,860,132
Perpetual Federal Savings Bank(3)(4)	75,562	1,972,168
Wells Fargo & Co.	1,233,600	63,086,304
		73,350,164
Construction Machinery 4.35%
Caterpillar, Inc.(3)	498,700	52,577,941

Diversified 30.14%
Berkshire Hathaway, Inc., Class A*(3)(4)	1,144	284,215,360
Berkshire Hathaway, Inc., Class B*(3)	485,000	80,160,800
		364,376,160
Diversified Financial Services 9.36%
American Express Co.(3)	210,000	16,157,400
Goldman Sachs Group, Inc.	37,200	7,858,872
JPMorgan Chase & Co.(3)	1,028,000	84,450,200
South Street Securities Holdings, Inc.*(1)(2)	25,000	4,666,000
		113,132,472
Healthcare Products & Services 2.65%
Johnson & Johnson	250,000	32,062,500

Insurance 0.00%(5)
Forethought Financial Group, Inc., Escrow ‐ Class A*(1)(2)	19,678	27,130

Mining 0.88%
Freeport‐McMoRan, Inc.*(3)(4)	929,000	10,674,210

Oil & Gas 5.44%
Chevron Corp.(3)	635,100	65,720,148

Pharmaceuticals 3.26%
Pfizer, Inc.(3)	1,207,100	39,411,815

Real Estate Investment Trusts (REITs) 2.72%
LTC Properties, Inc.(3)(4)	112,000	5,398,400
Ventas, Inc.	414,000	27,526,860
		32,925,260
Registered Investment Companies (RICs) 3.66%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	44,233,880

Retail 13.72%
Wal‐Mart Stores, Inc.(3)	818,100	64,302,660

Semi-Annual Report | May 31, 2017	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2017 (Unaudited)

Description	Shares	Value (Note 2)
Retail (continued)
Yum China Holdings, Inc.*	915,000	$35,145,150
Yum! Brands, Inc.	915,000	66,465,600
		165,913,410
Software & Services 4.58%
International Business Machines Corp.(3)	145,200	22,161,876
Oracle Corp.(3)	731,200	33,189,168
		55,351,044
Technology, Hardware & Equipment 6.30%
Cisco Systems, Inc.	1,822,200	57,453,966
Harris Corp.(3)	166,300	18,652,208
		76,106,174

TOTAL DOMESTIC COMMON STOCK (Cost $579,747,413)		1,125,862,308

FOREIGN COMMON STOCK 5.97%
Beverages 2.42%
Heineken Holding NV	180,000	16,732,308
Heineken NV	126,780	12,485,820
		29,218,128
Diversified 1.25%
CK Hutchison Holdings, Ltd.	1,155,500	15,065,518

Pharmaceuticals 2.30%
Sanofi	53,000	5,249,429
Sanofi, ADR	455,300	22,578,327
		27,827,756

TOTAL FOREIGN COMMON STOCK (Cost $40,612,341)		72,111,402

LIMITED PARTNERSHIPS 1.06%
Enterprise Products Partners L.P.	476,800	12,783,008

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		12,783,008

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2017 (Unaudited)

Description	Shares	Value (Note 2)
HEDGE FUND 0.14%
Ithan Creek Partners L.P.*(1)(2)		$1,746,850

TOTAL HEDGE FUND
(Cost $846,183)		1,746,850

TOTAL LONG TERM INVESTMENTS
(Cost $632,020,515)		1,212,503,568

SHORT TERM INVESTMENTS 3.66%
Money Market Funds 3.66%
State Street Institutional U.S. Government Money
Market Fund, Administration Class,
7‐Day Yield ‐ 0.470%	14,272,153	14,272,153

State Street Institutional U.S. Government Money
Market Fund, Investor Class,
7‐Day Yield ‐ 0.640%	30,000,000	30,000,000

TOTAL MONEY MARKET FUNDS
(Cost $44,272,153)		44,272,153

TOTAL SHORT TERM INVESTMENTS
(Cost $44,272,153)		44,272,153

TOTAL INVESTMENTS 103.96%
(Cost $676,292,668)		1,256,775,721

LEVERAGE FACILITY (4.14%)		(50,028,290)

OTHER ASSETS AND LIABILITIES 0.18%		2,115,164

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,208,862,595

*	Non-income producing security.
(1)
Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of May 31, 2017 was $14,731,672 or 1.22% of Total Net Assets Available to Common Stockholders.

(2)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 11 and 12).
(3)	Memo pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2017. (See Note 13).
(4)	Loaned security; a portion or all of the security is on loan as of May 31, 2017. (See Note 13).
(5)	Less than 0.005% of Total Net Assets Available to Common Stockholders.

Semi-Annual Report | May 31, 2017	9

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2017 (Unaudited)

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	97.99%
Netherlands	2.42%
France	2.30%
Hong Kong	1.25%
Leverage Facility	(4.14)%
Other Assets and Liabilities	0.18%
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

May 31, 2017 (Unaudited)

ASSETS:
Total Investments at Value
(Cost $676,292,668)*	$1,256,775,721
Foreign currency, at value (Cost $288,410)	288,410
Dividends and interest receivable	3,127,012
Prepaid expenses and other assets	170,870
Total Assets	1,260,362,013

LIABILITIES:
Loan payable (Note 13)	50,028,290
Interest due on loan payable (Note 13)	73,672
Investment co‐advisory fees payable (Note 4)	1,068,481
Administration and co‐administration fees payable (Note 4)	196,043
Audit fees payable	64,659
Printing fees payable	54,327
Custody fees payable	7,760
Directors' fees and expenses payable (Note 4)	6,186
Total Liabilities	51,499,418
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,208,862,595

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$1,060,968
Paid‐in capital in excess of par value of common stock	643,359,297
Overdistributed net investment loss	(19,306,445)
Accumulated net realized gain	3,272,025
Net unrealized appreciation	580,476,750
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,208,862,595

Net Asset Value, $1,208,862,595/106,096,817 common stock outstanding	$11.39

*	Securities loaned, at value $11,104,577.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2017	11

Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Six Months Ended May 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends from unaffiliated securities
(net of foreign withholding taxes $241,185)	$14,469,669
Total Investment Income	14,469,669

EXPENSES:
Investment co‐advisory fees (Note 4)	6,209,801
Administration and co‐administration fees (Note 4)	1,132,431
Interest on loan (Note 13)	396,162
Directors' fees and expenses (Note 4)	123,642
Printing fees	93,857
Insurance expense	75,723
Audit fees	56,354
Legal fees	47,404
Custody fees	43,643
Transfer agency fees	17,659
Other	108,978
Total Expenses	8,305,654
Net Investment Income	6,164,015

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	6,104,197
Options written	103,948
Foreign currency related transactions	74,851
Net realized gain	6,282,996
Net change in unrealized appreciation/(depreciation) on:
Investments	64,974,934
Foreign currency related translations	(10,778)
Net change in unrealized appreciation	64,964,156
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	71,247,152
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$77,411,167

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2017 (Unaudited)	For the Year Ended November 30, 2016(a)

OPERATIONS:
Net investment income	$6,164,015	$8,979,876
Net realized gain	6,282,996	41,665,927
Long‐term capital gain distributions from other investment companies	–	2,310,723
Net change in unrealized appreciation	64,964,156	98,359,194
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	77,411,167	151,315,720

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net investment income	(21,643,750)	(35,058,085)
From net realized capital gains	–	(16,561,199)
Total Distributions: Common Stockholders	(21,643,750)	(51,619,284)

NET ASSETS:
Beginning of period	1,153,095,178	1,053,398,742
End of period (including overdistributed net investment income/(loss) of $(19,306,445) and $(3,826,710), respectively)	$1,208,862,595	$1,153,095,178

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2017	13

Boulder Growth & Income Fund, Inc.	Statement of Cash Flows

For the Six Months Ended May 31, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$77,411,167
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net sales of short‐term investment securities	(22,279,763)
Proceeds from disposition of investment securities	38,724,700
Premiums received from written options transactions	204,964
Net realized (gain)/loss on:
Investments	(6,104,197)
Options written	(103,948)
Net change in unrealized (appreciation)/depreciation on:
Investments	(64,974,934)
(Increase)/Decrease in assets:
Dividends and interest receivable	(807,856)
Prepaid expenses & other assets	(30,183)
Increase/(Decrease) in liabilities:
Interest due on loan payable	21,141
Co‐advisory fees payable	105,888
Administration and co‐administration fees payable	(9,034)
Directors' fees and expenses payable	(65,722)
Legal fees payable	(21,790)
Audit fees payable	(74,041)
Custody fees payable	(30,245)
Printing fees payable	(26,189)
Accrued expenses and other payables	(14,048)
Net Cash Provided by Operating Activities	21,925,910

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stockholders	(21,643,750)
Net Cash Used in Financing Activities	(21,643,750)
Effect of exchange rates on cash	–

Net increase in cash	282,160
Cash and foreign currency, beginning balance	6,250
Cash and foreign currency, ending balance	$288,410

Cash paid for interest on loan during the period was:	$375,021

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long-term capital gains
Total Auction Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(e)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000's)
Number of Common Shares Outstanding, End of Period (000's)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(e)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2017 (Unaudited)		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012

$10.87		$9.93	$11.32	$10.12		$8.54		$7.38

0.06		0.08	0.05	0.03		0.06		0.10
0.66		1.35	(1.12)	1.61		1.88		1.19
0.72		1.43	(1.07)	1.64		1.94		1.29
–		–	–	–		(0.00	)(b)	(0.01)
–		–	–	–		(0.01)		(0.01)
–		–	–	–		(0.01)		(0.02)
0.72		1.43	(1.07)	1.64		1.93		1.27

(0.20)		(0.33)	(0.03)	(0.00	)(b)	(0.16)		(0.01)
–		(0.16)	(0.29)	(0.44)		(0.19)		(0.10)
(0.20)		(0.49)	(0.32)	(0.44)		(0.35)		(0.11)
0.52		0.94	(1.39)	1.20		1.58		1.16
$11.39		$10.87	$9.93	$11.32		$10.12		$8.54
$9.43		$8.65	$7.78	$9.06		$7.92		$6.53
7.10%		16.38%	(9.04)%	18.08%		24.52%		17.89	%(d)
11.43%		18.21%	(10.95)%	20.76%		27.54%		12.94%

1.39	%(f)	1.43%	1.48%	1.72%		1.74%		3.17%
1.39	%(f)	1.43%	1.50%	1.83%		1.84%		3.28%
1.33	%(f)	1.37%	N/A (g)	N/A	(g)	N/A	(g)	N/A	(g)
1.03	%(f)	0.84%	0.42%	0.32%		0.62%		1.22%
1.03	%(f)	0.84%	0.40%	0.21%		0.52%		1.11%

0%		9%	12%	4%		11%		20%
$1,208,863		$1,153,095	$1,053,399	$288,628		$257,975		$217,631
106,097		106,097	106,097	25,496		25,496		25,496

N/A		N/A	N/A	N/A		N/A		2.83%

$50,028		$50,028	$50,000	$11,168		$25,043		N/A
$25,164		$24,049	$22,068	$26,845		$11,301		N/A

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.005) per common share.

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | May 31, 2017	17

Boulder Growth & Income Fund, Inc.	Financial Highlights

(c)
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(d)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.
(e)
Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).

(f)	Annualized.
(g)	Interest expense was incurred but was not presented separately in previously issued financial statements.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(3)	Involuntary Liquidating Preference Per Share(4)

05/31/17	N/A	N/A	N/A	N/A
11/30/16	N/A	N/A	N/A	N/A
11/30/15	N/A	N/A	N/A	N/A
11/30/14	N/A	N/A	N/A	N/A
11/30/13	N/A	N/A	N/A	N/A
11/30/12	$25,000	$1.00	$242,669	$25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 23, 2013.
(3)	Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Consolidated Financial Statements.

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non‐diversified, closed‐end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the account of FOFI 1, Ltd. (the “Subsidiary”) a wholly‐owned subsidiary of the Fund, organized under the laws of the Cayman Islands. In accordance with the Agreement and Plan of Reorganization, the ownership of the Subsidiary was transferred from FOFI to the Fund on the Reorganization Date. FOFI 1, Ltd. was dissolved on March 31, 2016.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over‐the‐counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short‐term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third‐party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2017	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

The Portfolio of Investments includes investments valued at $14,731,672 (1.22% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non‐U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over‐the‐counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments
Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 -Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$65,058,472	$–	$8,291,692	$73,350,164
Diversified Financial Services	108,466,472	–	4,666,000	113,132,472
Insurance	–	–	27,130	27,130
Other	939,352,542	–	–	939,352,542
Foreign Common Stock Other	72,111,402	–	–	72,111,402
Limited Partnerships	12,783,008	–	–	12,783,008
Hedge Fund**	N/A	N/A	N/A	1,746,850
Short Term Investments	44,122,805	–	–	44,122,805
TOTAL	$1,241,894,701	$–	$12,984,822	$1,256,626,373

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**
In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Semi-Annual Report | May 31, 2017	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the period ended May 31, 2017.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund	Domestic Common Stock
Balance as of November 30, 2016	$15,811,260
Realized Gain/(Loss)	4,913,958
Change in Unrealized Appreciation/(Depreciation)	(2,339,985)
Purchases	–
Sales Proceeds	(5,400,411)
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of May 31, 2017	$12,984,822
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2017	$(2,339,985)

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2017 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common
Stocks:
	Banks	$8,291,692	Comparable	Discount for lack of	10% ‐ 25%
			Company Approach	marketability
				Price to Tangible	1.597x	–
				Book Value Multiple	2.003	x
	Diversified	$4,666,000	Comparable	Discount for lack	10%
	Financial		Company Approach	of marketability
	Services
				Price to Tangible	2.252	x
				Book Value Multiple
	Insurance	$27,130	Future Cash	Discount for lack	20%
			Distribution less a	of marketability
			20% discount
				Future Cash	$1.72
				Distribution
Grand Total		$12,984,822

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex‐dividend date or for certain foreign securities, when the information becomes available to the Fund. Non‐cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year‐end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Semi-Annual Report | May 31, 2017	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded on the ex‐dividend date. Any net realized short‐term capital gains will be distributed to stockholders at least annually. Any net realized long‐term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long‐term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

As of and during the six‐month period ended May 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Semi-Annual Report | May 31, 2017	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non‐hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Fund had the following transactions in written call options during the six‐months ended May 31, 2017.

	Call Options Written
	Number of Contracts	Amount of Premiums
Outstanding at November 30, 2016	–	$–
Options Written	(787)	(204,964)
Options Exercised	380	101,016
Options Expired	407	103,948
Outstanding at May 31, 2017	–	$–
Market Value at May 31, 2017		$–

The Fund’s derivative positions as of May 31, 2017 are as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts
(Options written)	Net realized gain on options written	$103,948	$–
Total		$103,948	$–

The average volume of written option contracts for the Fund was 195 during the six‐months ended May 31, 2017.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Stewart Investment Advisers (“SIA”) and Rocky Mountain Advisers, LLC (“RMA”, and together with SIA, the “Advisers”) serve as co-investment advisers to the Fund. The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”).

For the six-month period ended May 31, 2017, the Fund made net cash payments for advisory fees to SIA and RMA in the amounts of $1,552,450 and $4,657,351, respectively.

Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. SIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including, but not limited to, providing reviews and negotiations of service providers, maintaining investment records, assisting in the calculation and publication of total returns for the Fund, providing general counsel, legal, treasury and accounting services, and any other such administrative services as may be requested from time to time by the Fund’s management or the Board. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six-month period ended May 31, 2017, there was no fee waiver for that period. The equity owners of FAS are the Lola Brown Trust No. 1B, the SLC Trust and the Stewart West Indies Trust.

As SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. The fees paid to ALPS are calculated based on the Net Assets of the Fund. In addition, up until the dissolution of FOFI 1, Ltd. on March 31, 2016, ALPS received a fee for administration services related to FOFI 1, Ltd.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Semi-Annual Report | May 31, 2017	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six-month period ended May 31, 2017 were $0 and $37,634,164 respectively.

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 1,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS were senior to Common Stock and resulted in the financial leveraging of the Common Stock. Such leveraging tended to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS were cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no mandatory retirement date.

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 13 - Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during, and as of, the six-month period ended May 31, 2017.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of  its assets invested in the securities of a  single issuer to  5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

As of May 31, 2017, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization. After the Reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the Acquired Funds purchased the security.

Foreign  Issuer Risk:  Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may  decrease the Fund’s return.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On May 31, 2017, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,844 shares of Common Stock of the Fund, representing approximately 42.83% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own SIA, RMA and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six-month period ended May 31, 2017 the Fund did not repurchase any of its Common Stock. For the year ended November 30, 2016 the Fund did not repurchase any of its Common Stock.

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2017.

Semi-Annual Report | May 31, 2017	29

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

As determined on November 30, 2016, permanent differences resulting primarily from different book and tax accounting for the tax-free merger, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $17,139,530, $3,381,343 and $(20,520,873) were reclassified at November 30, 2016 among accumulated net investment income, accumulated net realized gains/losses on investments and paid-in capital, respectively, for the Fund.

The character of distributions paid on a tax basis during the year ending November 30, 2016 is as follows:

Distributions Paid From:
Ordinary Income	$34,532,728
Long-Term Capital Gain	16,561,199
Tax Return of Capital	525,357
$51,619,284

The Fund acquired unused pre-enactment capital loss carryovers from FOFI of $6,748,251 expiring November 30, 2017.  Capital loss carryovers used during the period were $36,129,554.

On May 31, 2017, based on cost of $671,030,914 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $624,988,706, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $39,393,247, resulting in net unrealized appreciation of $585,595,459.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Accumulated Long-Term Capital Gain	(6,748,251)
Unrealized Appreciation	519,338,982
Cumulative Effect of Other Timing Differences	(3,915,818)
Total	$508,674,913

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 11. RESTRICTED SECURITIES

As of May 31, 2017, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)
Restricted securities as of May 31, 2017, were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2017	Value as Percentage of Net Assets Available to Common Stockholders May 31, 2017
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	$0	$27,130	0.00	%(a)
Ithan Creek Partners L.P.	6/2/08	846,183	1,746,850	0.14%
MidCountry Financial Corp.	10/22/04	4,654,500	3,860,132	0.32%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	4,666,000	0.39%
		$8,000,683	$10,300,112	0.85%

(a)	Less than 0.005% of Total Net Assets available to Common Stockholders.

NOTE 12. INVESTMENT IN A HEDGE FUND

As of May 31, 2017, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the  Reorganization, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund from DNY. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may  differ  from  the  value  that  would  have been  realized  had  the Hedge  Fund  been liquidated and this difference could be material.

Semi-Annual Report | May 31, 2017	31

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

NOTE 13. LINE OF CREDIT AND SECURITIES LENDING

On July 15, 2016, the Fund entered into a Liquidity Agreement (the “Liquidity Agreement”) with State Street, as approved by the Board. The Liquidity Agreement allows for the Fund to borrow up to $75,000,000. Borrowings under the Liquidity Agreement are secured by assets of the Fund held at the custodian (“Memo Pledged Collateral”). Under the terms of the Liquidity Agreement, State Street is permitted in its discretion, with 360 days’ prior written notice, to terminate the Liquidity Agreement. Interest on the borrowing is charged at the one-month LIBOR plus 0.70%. Further, pursuant to the terms of the Liquidity Agreement, the Fund grants State Street a first priority security interest in all cash, deposit accounts and all securities and other financial assets credit to any securities account or otherwise at any time held for the account of the Fund by or through State Street as the custodian.

For the six months ended May 31, 2017, the average amount borrowed under the Liquidity Agreement and the average interest rate for the amount borrowed was $50,028,290 and 1.56%, respectively. Due to the short-term nature of the Liquidity Agreement, face value approximates fair value at May 31, 2017. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of May 31, 2017, the amount of such outstanding borrowings was $50,028,290. The interest rate applicable to the borrowings on May 31, 2017 was 1.76%. As of May 31, 2017, the amount of Memo Pledged Collateral was $88,056,406. Securities pledged as collateral are notated on the Portfolio of Investments.

On July 15, 2016, in conjunction with the Liquidity Agreement,  the Fund entered into an agreement with State Street (the “State Street Lending Agreement”) which allows State Street, as agent of the Fund, to loan the securities held by State Street, as custodian of the Fund, to an approved securities borrower as noted in the Liquidity Agreement. The State Street Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Liquidity Agreement. State Street has the ability to reregister such securities in its own name to pledge, re-pledge, sell, lend or otherwise use the collateral with all attendant rights of ownership. State Street cannot loan securities that are being segregated for other use. During the period in which the securities are on loan, State Street must credit the Fund all interest, dividend and other distributions paid by the security on the date that such amounts are delivered by the counterparty to State Street. From a tax perspective, the payments received on securities lending are considered payments in lieu of dividends, interest, or other payments and as such, would not be eligible for the qualified dividends treatment. The Fund has authorized and directed State Street to receive collateral in the amount of 102% or 105% of the market value of a lent security on any given day the security is on loan.

As of May 31, 2017, the value of securities on loan was $11,104,577. As the Fund has the ability to offset the fair value of any securities not returned from State Street against an equal amount of borrowings under the Liquidity Agreement, the Fund had no net exposure from the State Street Lending Agreement as of May 31, 2017. The Fund has the rights to set off for any securities that are not returned against the amount of borrowing outstanding with State Street. Any amounts above the value of securities on loan up to the amount of borrowing outstanding would be due to State Street in the event of termination of the Liquidity Agreement.

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2017 (Unaudited)

No violations of the Liquidity Agreement or the State Street Lending Agreement occurred during the period ended May 31, 2017.

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is evaluating the impact to the financial statements and disclosures.

Semi-Annual Report | May 31, 2017	33

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2017 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, D.C. Information regarding the operation of the PRR may be obtained by calling 1‐800‐SEC‐0330.

PROXY VOTING

The policies and procedures  used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.boulderfunds.net,  (ii)  on  the  SEC’s  website  at  www.sec.gov,  or  (iii)  by  calling toll‐free (877) 561‐7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve‐month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N‐CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S‐P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email,  telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2017 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non‐Fund‐related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short‐ term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended May 31, 2017				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2017
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.0584	$0.0569	$0.0887	$0.204	28.62%	27.90%	43.48%	100.00%

Semi-Annual Report | May 31, 2017	35

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

            May 31, 2017 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage  commissions on the  payment date  for a  Distribution,  Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount  of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market  price (including brokerage commissions) determined as of  the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2017 (Unaudited)

Participants in the Plan may (i)  request a certificate, (ii)  request to sell their shares,  or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842‐3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1‐866‐228‐4853.

Semi-Annual Report | May 31, 2017	37

Page Intentionally Left Blank

Page Intentionally Left Blank

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
CO-INVESTMENT ADVISERS	Stewart Investment Advisers Rocky Mountain Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 7, 2017

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	August 7, 2017